                        [LETTERHEAD OF VOLKSWAGEN CREDIT]

                         [LOGO] Audi Financial Services

                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 20, 2002

                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS

           Delaware                     33-34266                        38-2748796
           --------                     --------                        ----------

   (State of Incorporation)      (Commission File Number)          (IRS Employer Id. No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                       N/A
     --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended December 20, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Designation                Description           Method of Filing
        -----------                -----------           ----------------

        Exhibit 20       Report for the month ended      Filed with this report.
                         November 30, 2002 provided to
                         Bank One, as trustee under
                         the Volkswagen Credit Auto
                         Master Owner Trust, Series
                         2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Volkswagen Credit Auto Master Owner Trust



                                   By: Volkswagen Dealer Finance, LLC


                                   By: /s/ Timothy J. Flaherty
                                       -----------------------------------
                                           Timothy J. Flaherty